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                                                                    EXHIBIT 32.1

Certification of Island Residences Club, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended August 31, 2006

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Island Residences Club, Inc., a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended August 31, 2006 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2006                         /s/ Graham J. Bristow
                                                ---------------------
                                        By:     Graham J. Bristow
                                        Title:  Chief Executive Officer

                                                /s/ Bob Bratadjaya
                                                ------------------
                                        By:     Bob Bratadjaya
                                        Title:  Chief Financial Officer